EXHIBIT 10.1
                     AIR COMMERCIAL REAL ESTATE ASSOCIATION
            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)


1.       BASIC PROVISIONS ("BASIC PROVISIONS").

         1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only OCTOBER 17, 2005, is made by and between NORTHPARK INDUSTRIAL, A CALIFORNIA GENERAL PARTNERSHIP OF NORTHWEST INDUSTRIAL CENTER LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, AND NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("LESSOR") and IRIS INTERNATIONAL, INC., A DELAWARE CORPORATION ("LESSEE"). (collectively the "PARTIES", or individually a "PARTY"). See Paragraph 60 of Addendum.

         1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 9158-9162 ETON AVENUE, CHATSWORTH, CA 91311 , located in the County of LOS ANGELES , State of CALIFORNIA , and generally described as (describe briefly the nature of the property and, if applicable, the "PROJECT", if the property is located in a Project) A CONCRETE TILT-UP INDUSTRIAL BUILDING CONSISTING OF APPROXIMATELY 56,124 SQUARE FEET OF AREA, AKA LOT #5/6, TRACT NO. 33398, CITY OF LOS ANGELES, IN AN MR-2 ZONE ("PREMISES"). (See also Paragraph 2)

         1.3      TERM:  FIVE  (5)  years  and  NO  months   ("ORIGINAL   TERM")
commencing NOVEMBER 1, 2005 ("COMMENCEMENT DATE") and ending OCTOBER 31, 2010 ("EXPIRATION DATE"). (See also Paragraph 3)

         1.4      EARLY POSSESSION: ____________________________________________
("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

         1.5 BASE RENT: $38,858.00 per month ("BASE RENT"), payable on the FIRST (1ST) day of each month commencing NOVEMBER 1, 2005. (See also Paragraph
4)
|X| If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. (See Paragraph 51 of Addendum)

         1.6      BASE RENT AND OTHER MONIES PAID UPON EXECUTION:

                  (a)      BASE   RENT:    $______________    for   the   period
 ______________________________________________________________________________.

                  (b) SECURITY DEPOSIT: $43,735.00 ("SECURITY DEPOSIT"). (See also Paragraph 5)

                  (c)      ASSOCIATION FEES:  $________________  (for the period
_____________________

                  (d)      OTHER: $_____________ for __________________________.

         1.7 AGREED USE: RESEARCH, DEVELOPMENT AND MANUFACTURING OF MEDICAL AND ELECTRONIC EQUIPMENT AND RELATED ACTIVITY. (See also Paragraph 6)

         1.8      INSURING  PARTY:   Lessor  is  the  "INSURING   PARTY"  unless
otherwise stated herein. (See also Paragraph 8)

         1.9 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (See also Paragraph 37)

         1.10 ATTACHMENTS. Attached hereto are the following, all of which constitute a part of this Lease:

|X| an Addendum consisting of Paragraphs 51 ___________ through 66 ___________; |_| a plot plan depicting the Premises;
|_|  a current set of the Rules and Regulations;
|_|  a Work Letter;
|_|  other (specify): __________________________________________________________

________________________________________________________________________________

2.       PREMISES.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent, is an approximation which the Parties


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agree is reasonable  and any payments  based thereon are not subject to revision whether or not the actual size is more or less. NOTE: LESSEE IS ADVISED TO VERIFY THE ACTUAL SIZE PRIOR TO EXECUTING THIS LEASE.

         2.2 CONDITION. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("START DATE"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting and loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "BUILDING") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor's expense. The warranty periods shall be as follows: (i), and (ii) 30 days as to the remaining systems and other elements of the Building. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee's sole cost and expense. See also Paragraph 65 of Addendum with respect to heating, ventilating and air conditioning systems ("HVAC"). See Paragraph 61 of Addendum.

         2.3      COMPLIANCE.  Lessor  warrants  that  the  improvements  on the
Premises comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances ("APPLICABLE Requirements") that were in effect at the time that each improvement, or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee's use (see Paragraph
50), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. (See Paragraph 61 of Addendum) NOTE:
LESSEE IS RESPONSIBLE FOR DETERMINING WHETHER OR NOT THE APPLICABLE REQUIREMENTS, AND ESPECIALLY THE ZONING, ARE APPROPRIATE FOR LESSEE'S INTENDED USE, AND ACKNOWLEDGES THAT PAST USES OF THE PREMISES MAY NO LONGER BE ALLOWED. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within 6 months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

                  (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and an amount equal to 6 months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

                  (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1
(d); provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

                  (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary


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to eliminate the requirement for such Capital Expenditure, or (ii) complete such
Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease.

         2.4 ACKNOWLEDGEMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work. (See Paragraph 61 of Addendum)

3.       TERM.

         3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

         3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

         3.4 LESSEE COMPLIANCE. Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.       RENT.

         4.1. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

         4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States on or before the day on which it is due, without offset or deduction (except as specifically permitted in this Lease). Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. Payments will be applied first to accrued late charges and attorney's fees, second to accrued interest, then to Base Rent and Operating Expense Increase, and any remaining amount to any other outstanding charges or costs.


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5.       SECURITY  DEPOSIT.  Lessee  shall  deposit  with Lessor upon  execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 14 days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within 30 days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. (See Paragraph 53 of Addendum)

6.       USE.

         6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in the Agreed Use. (See Paragraph 54 of Addendum)

         6.2      HAZARDOUS SUBSTANCES.

                  (a)      REPORTABLE USES REQUIRE CONSENT.  The term "HAZARDOUS
SUBSTANCES" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit. (See Paragraph 62 of Addendum)

                  (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall


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immediately give written notice of such fact to Lessor,  and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

                  (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

                  (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties not caused or contributed to by Lessee). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION,
CANCELLATION OR RELEASE AGREEMENT ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE LESSEE FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIFICALLY SO AGREED BY LESSOR IN WRITING AT THE TIME OF SUCH AGREEMENT.

                  (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee's occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

                  (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee's occupancy, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

                  (g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition (see Paragraph 9.1 (e)) occurs during the term of this Lease, unless Lessee is legally responsible therefore (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $1,000,000 whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $ 1,000,000 whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

         6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the such Requirements, without regard to whether such Requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

         6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "LENDER" (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefore.

7.       MAINTENANCE;   REPAIRS,  UTILITY  INSTALLATIONS;   TRADE  FIXTURES  AND
ALTERATIONS.

         7.1      LESSEE'S OBLIGATIONS.

                  (a)      IN GENERAL.  Subject to the  provisions  of Paragraph
2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1 (b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building. (See Paragraph 55 of Addendum)

                  (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems. including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) clarifiers (vii) basic utility feed to the perimeter of the Building, and (viii) any other equipment, if reasonably required by Lessor. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

                  (c) FAILURE TO PERFORM. If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof.

                  (d) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1 (b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (ie. 1/144th of the cost per month). Lessee shall pay interest on the unamortized balance at a rate that is commercially reasonable in the judgment of Lessor's accountants. Lessee may, however, prepay its obligation at any time.

         7.2      LESSOR'S OBLIGATIONS.  Subject to the provisions of Paragraphs
2.2   (Condition),   2.3   (Compliance),   9  (Damage  or  Destruction)  and  14
(Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

         7.3      UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                  (a) DEFINITIONS. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

                  (b)      CONSENT.  Lessee  shall not make any  Alterations  or
Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, and the cumulative cost thereof during this Lease as extended does not exceed $50,000. Lessee shall also have the right to make cosmetic Alterations such as carpet, interior paint, wall covering without the consent of, but upon notice, to Lessor, so long as such cosmetic Alterations are not visible from the outside and do not involve puncturing the walls. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

                  (c) LIENS; BONDS. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

         7.4      OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                  (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, concurrently with Lessor's approval of any Alterations or Utility Installations elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and utility installations to the extent they cannot be removed without materially damaging the Premises. Unless otherwise instructed per paragraph 7.4(b) hereof, or unless they can be removed without materially damaging the Premises, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

                  (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. However, Lessee may require Lessor to give Lessee written notice whether Lessee Owned Alterations or Utility Installations must be removed by the expiration or termination of the Lease concurrently with Lessor's approval of same. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

                  (c) SURRENDER; RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement or remediation of any soil, material or groundwater contaminated by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.       INSURANCE; INDEMNITY.

         8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice.

         8.2      LIABILITY INSURANCE.

                  (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $ 24,000,000 per occurrence an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                  (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3      PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                  (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade
Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

                  (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period. Lessee shall be liable for any deductible amount in the event of such loss.

                  (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

         8.4      LESSEE'S PROPERTY; BUSINESS INTERRUPTION INSURANCE.

                  (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

                  (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

                  (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

         8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 30 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except to the extent resulting from Lessor's gross negligence or willful misconduct, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor nor from the failure of Lessor to enforce the provisions of any other lease in the Project. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

         8.9 FAILURE TO PROVIDE INSURANCE. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/ costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

9.       DAMAGE OR DESTRUCTION.

         9.1      DEFINITIONS.

                  (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                  (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                  (e)      "HAZARDOUS   SUBSTANCE   CONDITION"  shall  mean  the
occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises which requires repair, remediation, or restoration.

         9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises if the shortage of insurance proceeds exceeds $500,000 unless Lessee provides Lessor with the funds to cover same the excess over $500,000, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the cost of repairs exceeds $500,000, terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage in excess of $500,000 without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee. Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

         9.5 DAMAGE NEAR END OF TERM. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor or Lessee may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to the Other party within

30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

         9.6      ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                  (b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs. Lessee shall also have the right to terminate this Lease if the damage is not substantially repaired within one hundred eighty (180) days with respect to a casualty limited to the Premises (e.g., a fire limited to the Premises) or within three hundred sixty (360) days with respect to a casualty affecting the area in which the Premises are located (e.g., an earthquake); and, in order to exercise such termination right, Lessee must give written notice of termination to Lessor and any Lender of Lessor of which Lessee has actual notice, prior to substantial completion of such repairs.

         9.7 TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

         9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      REAL PROPERTY TAXES.

         10.1 DEFINITION. As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (I) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

         10.2 PAYMENT OF TAXES. In addition to Base Rent, Lessee shall pay to Lessor an amount equal to the Real Property Tax installment due at least 20 days prior to the applicable delinquency date. If any such installment shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such installment shall be prorated. In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payments shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sum as is necessary. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit. Notwithstanding the definition of Real Property Taxes set forth in Paragraph 10.1, during the five (5) year Original Term only, the term Real Property Taxes shall not include (and accordingly Lessor shall be solely responsible for) fifty percent (50%) of any increase in Real Property Taxes resulting from a reassessment of the Premises arising out of a change in ownership of all or any portion of the Premises occurring during the Original Term. The limitations set forth in the foregoing sentence shall not apply to Real Property Taxes payable for the term of any option regardless of when any such change in ownership occurred.

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

         10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES AND SERVICES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.      ASSIGNMENT AND SUBLETTING.

         12.1     LESSOR'S CONSENT REQUIRED.

                  (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

                  (b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of more than forty-nine percent (49%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

                  (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

                  (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and
(ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

                  (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

         12.2     TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                  (a) Regardless of Lessor's consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                  (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                  (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                  (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                  (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. Lessee shall reimburse Lessor for any actual costs affiliated with the request for consent, including but not limited to legal fees incurred by Lessor.

                  (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

                  (g) Lessor's consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

                  (h) Notwithstanding anything to the contrary set forth herein, as assignment of the Lease or subletting of all or a portion of the Premises to an "Affiliate" of Lessee shall not require Lessor's consent under this Paragraph 12, provided that (i) Lessee shall supply Lessor with a fully executed copy of the document evidencing the assignment or sublease at least ten
(10) days prior to the transfer in question, (ii) such assignment or sublease is not a subterfuge by Lessee to avoid its obligations under this Lease, (iii) if the transfer is an assignment, the assignee assumes, in full, the obligations of Lessee under this Lease, and if the transfer is a sublease, the transferee executes such documentation reasonably required by Lessor in connection with the subordination of such sublease to this Lease, and (iv) Lessee remains fully liable under this Lease. The term "Affiliate" of Lessee shall mean an entity which is (1) controlled by, controls, or is under common control with Lessee;
(2) subject to Paragraph 12.1(c), any entity with which Lessee has merged or consolidated, or (3) subject o Paragraph 12.1(c), any entity which acquires all or substantially all of the assets and/or shares of stock or assets of Lessee. The term "control," or "controlled" as used in this paragraph shall mean the ownership, directly or indirectly, or at least fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty percent (50%) of the voting interest in, an entity.

                  (i) Lessor and Lessee shall share equally in any "Profits" from an assignment or sublease. The term "Profits" shall mean all consideration, regardless of form, which Lessee receives or is entitled to receive, from an assignee or sublessee, directly or indirectly, attributable to the Premises before, during or after the term of such sublease or in connection with any such assignment, less an amount equal to the Rent (prorated to space subleased) which Lessee must pay to Lessor during the period of the sublease or assignment and less reasonable amounts paid by Lessee for brokerage commissions, advertising costs, legal fees, tenant improvement allowances and other customary tenant inducements given in connection with such assignment or sublease. Any sublease rental Profits shall be payable to Lessor in installments coinciding with and on or before the due dates of the rental payments due under the sublease.

                  (j) Lessee shall deliver to Lessor a copy of any written sublease within five (5) days of Lessee entering into such sublease.

         12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Less ee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

                  (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                  (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

                  (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                  (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.      DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                  (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                  (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five
(5) 3 business days following written notice to Lessee.

                  (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements if in Lessor's reasonable belief there exists evidence Of Lessee's non-compliance, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets
(MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1 (a), (b) or (c), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "DEBTOR" as defined in 11 U.S.C. ss.101 or any successoR statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                  (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

                  (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of

Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

         13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute,

                  (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.3 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after written notice that such amount is due, then, without any requirement for additional notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to five percent (5%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.4 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported by the Wall Street Journal as published closest prior to the date when due plus four percent (4%) but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

         13.5     BREACH BY LESSOR.

                  (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed , except in the case of an emergency when a reasonable time may be less than thirty (30) days; provided, however, that if the nature of Lessor's obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

                  (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent the actual and reasonable cost to perform such cure, provided however, that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to seek reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the Building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.      BROKERAGE FEES.

         15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16.      ESTOPPEL CERTIFICATES.

                  (a) Each Party (as "Responding Party") shall within 10 business days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                  (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

                  (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease."

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.      NOTICES.

         23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

         23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile
transmission  or  similar  means  shall  be  deemed   delivered  upon  telephone
confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee. (See Paragraph 58 of Addendum)

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.      SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "LENDER") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of such new owner, this Lease shall automatically become a new Lease between Lessee and such new owner, upon all of the terms and conditions hereof, for the remainder of the term hereof, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations hereunder, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership;
(b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement. Lessor represents and warrants to Lessee that there is no Security Device encumbering the Premises as of the date of this Lease.

         30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents: provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent which consent shall not be unreasonably Withheld or delayed. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Lessor may place on the Premises ordinary "For Sale" signs at any time and ordinary "For Lease" signs during the last 6 months of the term hereof. Except for ordinary "for sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefore. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37.      GUARANTOR.

         37.1 EXECUTION. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

         37.2 DEFAULT. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. OPTIONS. If Lessee is granted an Option, as defined below, then the following provisions shall apply:

         39.1     DEFINITION. "OPTION" shall mean:

                  (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor;

                  (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor;

                  (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

         39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting. For purposes of this Paragraph 39, original Lessee shall be deemed to include an Affiliate of Lessee to whom an assignment of this Lease or a sublease of the Premises was made pursuant to Paragraph 12.2(g).

         39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

         39.4     EFFECT OF DEFAULT ON OPTIONS.

                  (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                  (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof).

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connection with such rules and regulations.

41. SECURITY MEASURES. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44.      AUTHORITY; MULTIPLE PARTIES; EXECUTION.

                  (a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within 30 days after request, deliver to the other party satisfactory evidence of such authority.

                  (b) If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

                  (c)      This  Lease  may  be   executed  by  the  Parties  in
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45. CONFLICT. Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease |_| is |X| is not attached to this Lease.

50. AMERICANS WITH DISABILITIES ACT. Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


EXECUTED AT: Beverly Hills, CA              EXECUTED AT: Chatsworth, CA
             -----------------------------               -----------------------
ON:          11/4/05                        ON:    11/2/05
    --------------------------------------      --------------------------------

BY LESSOR:                                  BY LESSEE:
NORTHPARK INDUSTRIAL                        IRIS INTERNATIONAL, INC.

------------------------------------------  ------------------------------------

------------------------------------------  ------------------------------------

BY:  NORTHWEST INDUSTRIAL CENTER, LLC.      BY:

                /s/ Gary Siegel                           /s/ Cesar Garcia
                ------------------------                 -----------------------
NAME PRINTED:   Gary Siegel, Manager        NAME PRINTED: Cesar Garcia
                ------------------------                 -----------------------
TITLE:      NORTHWEST INDUSTRIAL-LEAHY      TITLE:   President & CEO
            ------------------------------           ---------------------------
            DIVISION, LLC.
            ------------------------------           ---------------------------

BY:         /s/ Nicholas M. Brown           BY:    /s/ M. Paravato
            ------------------------------         -----------------------------
NAME PRINTED:   Nicholas M. Brown           NAME PRINTED: Martin Paravato
              ----------------------------                ----------------------
TITLE:                                      TITLE:        CFO
            ------------------------------           ---------------------------
ADDRESS:        8929 Wilshire Blvd., #400   ADDRESS:      9177 Eton Ave.
                --------------------------                ----------------------
                Beverly Hills, CA 90211                   Chatsworth, CA 91311
------------------------------------------  ------------------------------------
TELEPHONE:        (310) 652-8288            TELEPHONE:     (818) 709-1244
                  ------------------------                 ---------------------
FACSIMILE:        (310) 652-4972            FACSIMILE:     (818) 349-0622
                  ------------------------                 ---------------------
FEDERAL ID NO.       95-3146812             FEDERAL ID NO.     94-2579751
                     ---------------------                     -----------------

BROKER:                                     BROKER:

------------------------------------------  ------------------------------------

------------------------------------------  ------------------------------------

ATTN:                                       ATTN:
          --------------------------------         -----------------------------
TITLE:                                      TITLE:
            ------------------------------           ---------------------------
ADDRESS:                                    ADDRESS:
                --------------------------                ----------------------

------------------------------------------  ------------------------------------
TELEPHONE:                                  TELEPHONE:
                   -----------------------                 ---------------------
FACSIMILE:                                  FACSIMILE:
                  ------------------------                ----------------------
FEDERAL ID NO.                              FEDERAL ID NO.
                     ---------------------                    ------------------


NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET THE CHANGING REQUIREMENTS OF LAW AND INDUSTRY NEEDS. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AIR COMMERCIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER STREET, SUITE 600, LOS ANGELES, CALIFORNIA 90017. (213) 687-8777. FAX NO. (213) 687-8616

         (C)   COPYRIGHT   2001  -  BY  AIR   COMMERCIAL   REAL  ESTATE
         ASSOCIATION. ALL RIGHTS RESERVED. NO PART OF THESE WORKS MAY BE REPRODUCED IN ANY FORM WITHOUT PERMISSION IN WRITING.

                        STANDARD ADDENDUM TO LEASE - NET

Lease dated:               October 17, 2005

Lessor:                    NORTHPARK INDUSTRIAL

Lessee:                    IRIS INTERNATIONAL, INC.


IN THE EVENT OF ANY CONFLICT BETWEEN THE PRINTED PROVISIONS OF THE LEASE AND THIS ADDENDUM, THE PROVISIONS OF THIS ADDENDUM SHALL CONTROL

51) BASE RENT (PARAGRAPH 1.5, CONTINUED): In addition to the base rent that Lessee is obligated to pay under Paragraphs 1.5 and 4, Lessee will also be obligated to pay Lessor the sum of $4,100.00 per month as Lessor's monthly estimate for Lessee's share of Real Property Taxes, insurance, landscaping and irrigation system maintenance. The current average monthly costs for Real Property Taxes, insurance, landscaping and irrigation for the subject Premises are $2,970.00, $405.00, and $725.00, respectively. Every year of this Lease, during the month of July, and during the month immediately following the termination of this Lease, Lessor will prepare an accounting of all actual Real Property Taxes, insurance, landscaping and irrigation system maintenance for the just concluded twelve-month period. Any differences between the actual expenses and Lessor's estimates shall be either immediately refunded to Lessee or immediately due by the Lessee, whichever the case may be.

         Lessee or its authorized agent shall have the right, upon five (5) days prior written notice to Lessor, to inspect, at Lessor's main accounting offices, Lessor's unaudited books and records regarding these expenses.

         The monthly Base Rent shall be increased annually and paid in accordance with the following rent schedule (which does not include the additional monies due for taxes, insurance and landscape and irrigation maintenance as defined above):

         The Base Rent payable for the period of November 1, 2006 through October 31, 2007 shall be $40,024.00 per month. The Base Rent payable for the period of November 1, 2007 through October 31, 2008 shall be $41,224.00 per month.
         The Base Rent payable for the period of November 1, 2008 through October 31, 2009 shall be $42,461.00 per month. The Base Rent payable for the period of November 1, 2009 through October 31, 2010 shall be $43,735.00 per month.

52) VEHICLE PARKING. Lessee shall be entitled to those parking spaces located on those portions of the parking lot and/or in the parking structure directly across the street from the Premises which have been designated by Lessor for parking.

         Lessee or Lessee's employees, visitors, customers, or guests shall not park in driveways, alleyways, easement ways or other areas not specifically marked as parking spaces.

         No automotive repair, car washing, waxing and detailing, or covered parking is permitted at any time.

         Prohibited vehicles are not permitted; examples of prohibited vehicles shall include, but shall not be limited to, trailers, campers, recreational vehicles, boats, "dead automobiles" or automobiles parked longer than 48 hours.

         If Lessee permits or allows parking other than in designated parking spaces or permits or allows any of the aforedescribed prohibited vehicles to park on any portion of the parking areas or anywhere else within the Premises, then Lessor shall have the right, without notice, in addition to other rights and remedies it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable by Lessee upon demand by Lessor.

         In addition to, and not in limitation of any of Lessor's rights under this Lease, Lessor shall have the right, at any time and from time to time, to relocate, modify, adjust, redesign and otherwise change the common areas available for parking within the Premises, provided the total number of parking spaces is not reduced, notwithstanding that some of Lessee's parking space(s) may be used as location for its trash containers, and establish, modify, amend and enforce rules, regulations and restrictions with respect thereto, including, but not limited to, time limits, for example, such as temporary loading zones or areas, redesigning parking spaces from diagonal or vertical, or vice versa, and changing the traffic patterns within the Premises.

         Lessee may, at any time during this lease, lease additional parking from Lessor in the parking structure located across the street from the premises, under the terms and conditions of the Parking agreement attached hereto. The current prevailing rate for parking is $35.00 per car per month, but is subject to change at any time, without notice.

53) SECURITY DEPOSIT (PARAGRAPH 5, CONTINUED) The security deposit shall be used and may be refunded only in accordance with Paragraph 5 and in connection with this paragraph. Lessee may not use any portion of the security deposit to satisfy any of Lessee's rental obligations hereunder including the last month's rental payment.

         Lessor currently holds a security deposit in the amount of $17,211.00 and shall require $43,735.00 as security for this Lease Agreement. Concurrent with the execution of this Lease, Lessee shall deposit with Lessor additional security in the amount of $26,524.00 to bring the security deposit to the required amount.

54) USE (PARAGRAPH 6.1, CONTINUED) Lessee understands that there are no restrictions contained in this Lease as to the type of business which may be conducted by any other present or future tenant of any building located near or adjacent to the building in which the Premises are located, and that Lessor may lease space to other tenants whose business is the same or competitive with that of Lessee.

         NO OUTSIDE STORAGE. Under no circumstances shall Lessee be permitted to use the exterior areas of the Premises, including driveways, alleyways or easement ways or anywhere else outside the building, for the temporary  or  permanent  storage of any  property,  including  but not limited to inventory, parts, work in process, pallets, or the installation of any type of equipment, including but not limited to air compressors or any other equipment. In the event that any unauthorized storage or installation of equipment or property shall occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and/or equipment at Lessee's expense, which shall be paid by Lessee upon demand by Lessor. No unauthorized seating areas, lunch areas or compressor sheds are permitted anywhere in the driveways, alleyways or easement ways, alleys or anywhere else outside the building.

         INGRESS AND EGRESS; LOADING AND UNLOADING. It is understood and agreed that the exterior portion of the premises and property are to be used by Lessee solely for ingress and egress and for the parking of vehicles as authorized by Lessor. The exterior portions of the premises at no time will be used by Lessee for loading or unloading, except at the loading dock. It is the parties' intention that Lessee will neither cause nor permit anything which will detract from keeping the exterior of the building and premises in a clean, orderly, and uncluttered condition fully in keeping with the highest standards and reflecting an image of the highest quality and standards.

         EXTERIOR WATER USE LIMITATIONS. Except for irrigation purposes, Lessee shall not use any water either from exterior sources or from sources within the building, on or about the exterior area of the Premises for any purpose whatsoever without Lessor's prior written consent. Any of Lessee's procedures, processes or other work which require the use of water shall be done solely within the confines of the building, and no water shall be allowed to drain onto the exterior area of the Premises.

55) MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS (PARAGRAPH 7, CONTINUED) Notwithstanding anything to the contrary in Paragraph 7.1(b), in order to maintain a cohesive landscaping appearance throughout the business park, Lessor shall maintain all landscaping and irrigation system contracts, and Lessee shall reimburse Lessor for those costs pursuant to Paragraph 51.

         ROOF. Lessee shall inform Lessor of any work anticipated on the roof, in conjunction with its operation and obtain permission to do same prior to commencement of same. Should Lessee make any Alterations or Utility Installations without the prior written consent of Lessor except as permitted by Paragraph 7.3(b), Lessor may, at any time during the term of this Lease or upon its termination, require that Lessee, at its expense, remove any or all of the same and that Lessee pay to Lessor the amount of any damage to the roof caused by Lessee, or Lessor may remove same at Lessee's expense.

         UNAUTHORIZED ALTERATIONS. Lessee shall obtain Lessor's prior written approval for the installation of any exterior window coverings. In the event that any such unauthorized installations or alterations occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove all of the same at Lessee's expense, which shall be paid by Lessee upon demand by Lessor.

         SECURITY. Security bars or other security measures installed by Lessee require prior written consent of Lessor. Such installations, except for electronic security systems, shall remain as part of the Premises upon termination of the Lease unless Lessor requests removal of such installations and restoration of the Premises in accordance with Paragraph 7.4.

56) OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION (PARAGRAPH 7.4, CONTINUED) Lessor's right under Paragraph 7.4(b) to require that any or all Lessee Owned Alterations or Utility Installations be removed by Lessee by the expiration or earlier termination of this Lease applies to all tenant improvements, including but not limited to improvements which were made to the Premises by Lessor at the request of Lessee and improvements the cost of which was amortized over the Lease term or a portion thereof in the form of additional rent. If Lessee desires to install wallpaper in the Premises, Lessor may require the removal and restoration of the walls upon Lessee's vacancy of the Premises, which shall be done at Lessee's sole cost and expense.

57) REPLACEMENT COST (PARAGRAPH 8.3(a), CONTINUED) With reference to the property insurance required by Paragraph 8.3(a), Lessor and Lessee agree that the full replacement cost of the Premises will be not less than $3,648,060.00 as of the Commencement Date of the term of this Lease.

58) HOLDOVER (PARAGRAPH 26, CONTINUED) If Lessee remains in possession of the Premises after the expiration of the Lease term, without Lessor's written consent, then Lessee's occupancy of the Premises shall be deemed to be a holdover tenancy upon all of the provisions of this Lease pertaining to obligations of Lessee, but not including any options or rights of first refusal, if any, granted to Lessee under this Lease. If Lessee's hold-over tenancy exceeds ten (10) days, Lessee may terminate the tenancy only by giving sixty (60) days written notice of termination to Lessor, whereas Lessor may terminate the tenancy or change the terms of the Lease upon giving to Lessee sixty (60) days written notice thereof. The termination date shall be the last day of the month in which the notice requirement has been met.

         Notwithstanding anything to the contrary contained in Paragraphs 1.3, 1.5, 3.1, 4 or elsewhere in this Lease, Lessee's obligation to pay rent shall continue until (i) Lessee has removed all of its property from the Premises, (ii) Lessee has made any repairs required under Paragraph 7.4(c), (iii) Lessee has removed all Alterations, improvements, additions and Utility Installations which Lessor requires Lessee to remove pursuant to Paragraph 7.4(b), and (iv) Lessee has notified
         Lessor in writing that all of the items (i) through (iii) of this paragraph, to the extent applicable, have been accomplished.

59) DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR NORTHPARK INDUSTRIAL CENTER. Lessee acknowledges receipt of a copy of the Declaration of Covenants, Conditions and Restrictions for Northpark Industrial Center recorded with the County of Los Angeles as document numbers 79-760182 and 85-1324915. Lessee has reviewed and approved said documents and agrees to be bound by all the terms and conditions therein. Lessee further agrees that said Covenants, Conditions and Restrictions shall be binding upon Lessee and any sublessee, successor and assigns which they may have.

60) TERMINATION OF PRIOR LEASE. Lessor and Lessee acknowledge and agree that the Standard Industrial/Commercial Single-Tenant Lease - Net (the "Prior Lease") dated as of November 29, 2001 between Lessor and Lessee (then known as International Remote Imaging Systems, Inc.) covering the northern portion of the Premises is hereby terminated as of the Commencement Date of this Lease.

61) PARAGRAPHS 2.2 AND 2.3 CONDITION AND COMPLIANCE (CONTINUED): Lessee acknowledges occupancy of the northern portion of the Premises (9162 Eton Avenue) prior to the commencement of this Lease, pursuant to the Prior Lease and further acknowledges that the warranty provisions of Paragraphs 2.2 and 2.3 shall apply only to the southern portion of the Premises (9158 Eton Avenue) not covered by the Prior Lease, which prior to the commencement of this Lease has not been occupied by Lessee. Lessor shall deliver the southern portion of the Premises (9158 Eton Avenue) to Lessee in broom-clean condition with all fixtures and equipment in proper working condition. Except for the provisions of Paragraphs 2.2 and 2.3 with respect to warranties applicable to that portion of the Premises not covered by the Prior Lease, Lessee accepts the Premises in their current "AS-IS" condition.

62) HAZARDOUS SUBSTANCES (PARAGRAPH 6.2, CONTINUED): As a condition to Lessor's execution of this Lease, and as a material inducement to cause Lessor to enter into this Lease and accept the Lessee as a tenant of the Lessor's Premises, Lessee has delivered to Lessor an Environmental Compliance and Information Checklist, which has been completed, dated and signed by Lessee (the "Environmental Checklist"). Lessee represents, warrants and agrees as follows: (i) as of the date of the Environmental Checklist and as of the Commencement Date, the Environmental Checklist is and will be complete and accurate in all material respects, (ii) Lessee shall promptly notify Lessor of any circumstances causing any change in, or addition to, the information or answers set forth therein, arising during the term of this Lease or any extension thereof, and (iii) no information or disclosure has been omitted from the Environmental Checklist which is necessary to be included therein in order for the Environmental Checklist, or any part thereof, to be not misleading in any material respect.

63) BUILDING IMPROVEMENTS: Lessor, at Lessor's cost shall replace the existing roof with a modified bitumen roof system with a mineral surfaced modified cap sheet. Upon completion of the roof replacement, Lessor, at Lessor's sole cost, shall crack-fill, re-surface and re-stripe the parking lot, paint the exterior of the building and refurbish the landscape.

64)      OPTION TO EXTEND

         A. Lessor hereby grants to Lessee the option to extend the term of this Lease for a five (5) year period commencing when the prior term expires upon each and all of the following terms and conditions:

                  (i) Lessee gives to Lessor and Lessor receives written notice of the exercise of the option to extend this Lease for said additional term no earlier than nine months and no later than six months prior to the time that the option period would commence if the option were exercised, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

                  (ii)     The   provisions  of  paragraph  39,   including  the
         provision relating to default of Lessee set forth in paragraph 39.4 of this Lease are conditions of this Option;

                  (iii) All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

                  (iv)     On NOVEMBER 1, 2010,  the monthly  Base Rent  payable
         under paragraph 1.5 and 4 of the attached Lease shall be adjusted by the increase, if any, from the date this Lease commenced in the C.P.I. As used herein, the term "C.P.I. shall mean the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for All Urban Consumers, Los Angeles-Anaheim-Riverside, California (1982/84=100), "All Items", herein referred to as "C.P.I."

                           a. The monthly Base Rent payable in accordance with paragraph A(iv) of this Addendum shall be calculated as follows: the monthly Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month immediately preceding the effective date of the subject rent escalation, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commenced. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than 103% of the rent payable for the month immediately preceding the date for rent adjustment.

                           b.       In  the   event   the   compilation   and/or
         publication of the C.P.I. shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally be Lessor and Lessee.

                           c. Lessor shall notify Lessee of any rental increases pursuant to this paragraph as soon as practicable after the relevant C.P.I. figures have been released. Until such notification, Lessee shall continue to pay the monthly Base Rent in effect during the prior rental period. After notification of a rental increase, Lessee shall commence making rental payments in the increased amount and shall, within ten (10) days after such notification, pay to Lessor the amount of any rental increases due for previous months.

                  (v) On November 1, 2011, November 1, 2012, November 1, 2013 and again on November 1, 2014, the monthly Base Rent payable shall be adjusted upward to 103% of the monthly Base Rent payable for the month immediately preceding each rent adjustment.

         B. If this option to extend is exercised, the option term shall commence on November 1, 2010 and shall end on October 31, 2015.

65) HVAC UNITS. Promptly after execution of this Lease, Lessee, at Lessee's sole cost and expense (but subject to the reimbursement provisions hereinafter set forth in this Paragraph) shall replace all six (6) HVAC units in the Premises with six (6) new HVAC units. The HVAC units shall be replaced in accordance with the provisions of Paragraph 7.3 of the Lease; provided, however, such new HVAC units shall be deemed part of the Premises and owned by Lessor from and after the date of installation; and provided further, that notwithstanding anything to the contrary expressly or impliedly contained in Paragraph 7.3, Lessor shall have the right to approve in its reasonable discretion the following: (a) the contractor selected to install the HVAC units; (b) the HVAC units to be installed which shall equal or exceed in quality and capacity the existing HVAC units when originally installed; (c) the cost of the HVAC units and the cost of installation; and (d) the schedule for the purchase and installation of the HVAC units. Upon completion of the installation of the HVAC units, Lessor shall promptly upon receipt of the information described below reimburse Lessee for one-half (1/2) of the Lessee's actual out-of-pocket costs for the purchase and installation of the HVAC units. Lessee shall provide to Lessor copies of all installation contracts, purchase contracts and other material and information required to support Lessee's out-of-pocket costs as may be reasonably requested by Lessor.

66)      LETTER OF CREDIT.  Provided  that  Lessee is not then in Breach of this
         Lease and further provided that no event has occurred that with the passage of time or the giving of notice, or both, would constitute a Breach, Lessee may at any time during the term of this Lease provide to Lessor in substitution for the Security Deposit an irrevocable unconditional stand-by letter of credit (the "Letter of Credit") in form and substance approved by Lessor in its sole discretion issued solely to Lessor (or, at Lessor's option, jointly to Lessor and Lessor's Lender, if any) by a bank or savings association reasonably approved by Lessor having offices in Los Angeles County, California and having assets of not less than $1 Billion. The amount of the Letter of Credit shall be the required amount of the Security Deposit; and, upon the receipt by Lessor of the Letter of Credit complying with the provisions of this Paragraph, Lessor shall refund the Security Deposit to Lessee. If the Letter of Credit expires prior to the date which is thirty (30) days after the expiration date of the Lease (including exercised option Term), it shall be replaced not less than thirty (30) days prior to such expiration. Any lapse in effectiveness of the Letter of

         Credit from any cause whatsoever shall be deemed a material Breach of this Lease. The Letter of Credit shall be maintained throughout the Term including option Term and shall remain in force for at least thirty (30) days after expiration or other termination of this Lease and the vacating of the Premises by Lessee. If at any time during the Lease Term after expiration of any applicable notice and cure period, any Rent or any other obligation of Lessee shall be overdue, Lessor shall have the right to draw down and apply any amount of the Letter of Credit to the payment of any such overdue Rent or other sum. In the event of the failure of Lessee to perform any of the other required terms, covenants or conditions of this Lease after expiration of any applicable notice and cure period, Lessor shall have the right to draw down and apply the entire amount of the Letter of Credit or so much thereof as may be necessary to compensate Lessor for all loss, damage and expenses, including attorneys' fees and costs, sustained or suffered by Lessor due to such failure to perform on the part of Lessee. Notwithstanding the provisions of the foregoing two sentences, if any amount payable by Lessee under this Lease shall be overdue or if Lessee fails to perform any of the other required terms, covenants or conditions of this Lease, and at such time Lessor shall be prohibited by any law or court order or prohibited by any law or court order without the consent of court from giving to Lessee a notice of such Default, no such notice or opportunity to cure shall be required prior to Lessor drawing down and applying the amount of the Letter of Credit required to address such Default of Lessee. If Lessee fails to replace the Letter of Credit not less than thirty (30) days prior to its expiration, Lessor may draw down the entire amount of the Letter of Credit. Should the entire Letter of Credit or any portion thereof be drawn down and applied by Lessor hereunder, Lessee shall, upon written demand, cause the issuer of the Letter of Credit to restore the Letter of Credit to the required amount. Lessor may assign the Letter of Credit to any person or entity acquiring or succeeding to Lessor's interest in the Premises and thereupon Lessor shall be discharged from any further obligation with respect to the Letter of Credit. The rights and remedies granted to Lessor pursuant to this Paragraph are in addition to Lessor's other remedies as provided in this Lease or at law. If otherwise applicable to the Letter of Credit, Lessee hereby waives the provisions of Section 1950.7 of the California Civil Code.




LESSOR:                                        LESSEE:

NORTHPARK INDUSTRIAL                           IRIS INTERNATIONAL, INC.

     /s/ Nicholas M. Brown                          /s/ Cesar Garcia 11-02-05
By:  __________________________                By:  __________________________

     Nicholas M. Brown                              /s/ Martin Paravato, CFO
By:  __________________________                By:  __________________________

                                PARKING AGREEMENT


This Parking Agreement, dated October 17, 2005, for reference purposes only, is made by and between NORTHPARK INDUSTRIAL (herein called "Lessor") and IRIS INTERNATIONAL, INC. (herein called "Lessee"). Lessor leases to Lessee under a separate written Lease the Premises known as 9158-9162 Eton Avenue, Chatsworth, California, and the Agreements of the parties in this Parking Agreement are in addition to the agreements of the parties in said Lease.

1. Subject to the terms and conditions contained in this Agreement, Lessor hereby agrees that Lessee and persons designated by Lessee may use twenty-one (21) parking spaces in the Parking Garage located at 9151 Eton Ave., Chatsworth, California (hereinafter the "Garage"). The parking spaces hereunder shall be provided on an unreserved "first come, first served" basis.

2. The term of this Agreement shall be concurrent with the term of this Lease Agreement ("Lease").

3. Lessee shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Garage. Lessee shall extend all of its insurance policies required under the Lease to include vehicles to be parked in the Garage hereunder and personal property located therein or thereon. Upon request, Lessee shall provide Lessor with certificates or other satisfactory evidence of such insurance. Lessor reserves the right to adopt, modify, and enforce reasonable Rules governing the use of the Garage from time to time, including any card-key, sticker or other identification or entrance system, and hours of operation. The Rules set forth hereinafter are currently in effect. Lessor may refuse to permit any person who violates such Rules to park in the Garage, and any violation of the Rules shall subject the car to removal from the Garage.

4. Lessee acknowledges receipt of one card-key for each parking space provided. Lessee shall be responsible for the return of said card-key upon its vacancy of the Garage. A replacement fee of $25.00 will be charged for any lost or damaged card-key.

5. Except for intentional acts of gross negligence by Lessor, Lessor shall have no liability whatsoever for any damage to property or any other items located in the Garage, nor for any personal injuries or death arising out of any incident or matter relating to the Garage. In all events, Lessee agrees to look first to its insurance carrier for payment of any losses sustained in connection with Lessee's use of the Garage. Lessee hereby waives on behalf of its insurance carriers all rights of subrogation against Lessor. Lessor reserves the right to assign specific spaces and to reserve spaces for visitors, small cars, handicapped persons and for other lessees, and Lessee and persons designated by Lessee shall not park in any such assigned or reserved spaces. Lessor also reserves the right to close all or any portion of the Garage in order to make repairs or perform maintenance services, or to alter, modify, re-stripe the Garage, or if required by casualty, strike, condemnation, act of God, governmental law or other reason beyond Lessor's reasonable control. In such event, Lessor shall refund any prepaid parking rent hereunder, pro-rated on a per diem basis.

6. Prior to furnishing any card-keys to any person, Lessee shall provide Lessor with a list including all names, type of automobile, year of manufacture, drivers license number and automobile license number for all persons using the Garage at any time.

7. If Lessee shall default under this Agreement, Lessor shall have the right to cancel this Agreement on ten (10) days written notice, unless within such ten (10) day period Lessee cures such default. If Lessee shall default under this Agreement a second time after receiving prior written notice for the same offense, Lessor shall have the right to cancel this Agreement on ten (10) days written notice. Lessor shall have the right to remove from the Garage any vehicles hereunder which are in breach of this Agreement or Rules contained herein, without any liability whatsoever. Accordingly, Lessor may then deactivate the respective card-key(s) with ten (10) days notice as stated above.

8. Lessee acknowledges receipt of a copy of the Declaration of Covenants, Conditions and Restrictions for Northpark Industrial Center recorded with the County of Los Angeles as document numbers 79-760182 and 85-1324915. Lessee has reviewed and approved said documents and agrees to be bound by all the terms and conditions therein. Lessee further agrees that said Covenants, Conditions and Restrictions shall be binding upon Lessee and any sublessee, successor and assigns which they may have.

RULES

a. Lessee agrees to acquaint all persons to whom Lessee assigns parking space of these Rules.

b.       Garage hours:  Twenty-four (24) hours, seven (7) days a week.

c. Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas reserved for compacts. All cars must be parked head-in only.

d.       All directional signs and arrows must be observed.

e.       Speed limit shall be 5 miles per hour.

f. Parking is prohibited in all areas not expressly designated for parking, including without limitation:

         1.       Aisles.
         2.       Loading zones.
         3.       Areas not striped for parking.
         4.       Areas where "No Parking" signs are posted.
         5.       Ramps, right side up - left side down.

g. Spaces reserved for handicapped parking must be used only by vehicles properly designated.

h. Parking stickers, card-key or any other devices or forms of identification or entry supplied by Lessor shall remain the property of Lessor. Such devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of any unauthorized holder will be void.

i. Monthly fees shall be payable in advance prior to the first day of each month. Failure to do so will automatically cancel parking privileges and the card-keys used by Lessee will be voided on the fifth (5th) day of the month. No deductions or allowances from the monthly rate will be made for days on which the Garage is not used by Lessee or its designees.

j. Garage managers or personnel are not authorized to make or allow any exceptions to these Rules.

k. Each driver of a vehicle is required to drive and park safely, and lock and secure their own vehicle.

l. Loss or theft of parking identification, card-keys or other such devices must be reported to Lessor immediately. Any parking devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be fined at the then prevailing written rate. Lost or stolen devices found by Lessee or its employees must be returned to Lessor.

m. Washing, waxing, cleaning or servicing of any vehicle by Lessee or its employees or agents is prohibited. Parking spaces may only be used for parking automobiles.

n. Parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks. Prohibited vehicles are not permitted; examples of prohibited vehicles shall include, but shall not be limited to, vehicles exceeding 6' 6" in height, trucks or trucking equipment, trailers, campers, recreational vehicles, boats, "dead automobiles" or automobiles parked longer than 24 hours. No automotive repair or work is permitted. If Lessee permits or allows any of the aforedescribed prohibited vehicles to park on any portion of the parking areas, then Lessor shall have the right, without notice, in addition to other rights and remedies it may have, to remove or tow away the vehicle involved and charge the cost to Lessee which cost shall be immediately payable by Lessee upon demand by Lessor.

o. Other prohibitions include but are not limited to: eating in Garage, loitering, throwing trash, leaky vehicles, damage to gates, arms, card-key readers, entry or exit equipment, other vehicles, real or personal property, fences, rails or walls.

p. Lessor may prohibit violators of Rules from using parking spaces provided to Lessee hereunder. In such case, Lessor shall void the violator's card-key and notify Lessee in writing. Said individual(s) would be prohibited from using Garage, but Lessee would continue leasing same until a fine of $75.00 is paid or until Lessor agrees to reinstate the violator, at Lessor's option.

LESSOR:                                        LESSEE:

NORTHPARK INDUSTRIAL                           IRIS INTERNATIONAL, INC.

     /s/ Gary Siegel                                /s/ Cesar Garcia
By:  __________________________                By:  __________________________

     /s/ Micholas M. Brown                          /s/ M. Paravato
By:  __________________________                By:  __________________________


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